                         PRICE/YIELD TABLE - CLASS A-1

------------------------------------------------------------------------------------------------------------------------------------
Security ID:                   BACM SERIES 2004-2                                     Initial Balance:                   117,783,000
Settlement Date:                    04/14/04                                          Initial Pass-Through Rate:             2.8340%
Accrual Start Date:                 04/01/04
First Pay Date:                     05/10/04
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT (CPR)                   SCENARIO 1          SCENARIO 2         SCENARIO 3           SCENARIO 4           SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------------
During YM                             0.00%              25.00%             50.00%               75.00%               100.00%
------------------------------------------------------------------------------------------------------------------------------------
During Open                           0.00%              25.00%             50.00%               75.00%               100.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                   SCENARIO 1          SCENARIO 2         SCENARIO 3           SCENARIO 4           SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------------
          99.750000000                2.91                3.26               3.33                 3.33                 3.30
------------------------------------------------------------------------------------------------------------------------------------
          99.812500000                2.89                3.23               3.30                 3.30                 3.26
------------------------------------------------------------------------------------------------------------------------------------
          99.875000000                2.87                3.21               3.27                 3.26                 3.23
------------------------------------------------------------------------------------------------------------------------------------
          99.937500000                2.85                3.18               3.24                 3.23                 3.19
------------------------------------------------------------------------------------------------------------------------------------
          100.000000000               2.83                3.16               3.21                 3.20                 3.15
------------------------------------------------------------------------------------------------------------------------------------
          100.062500000               2.81                3.13               3.18                 3.16                 3.11
------------------------------------------------------------------------------------------------------------------------------------
          100.125000000               2.79                3.10               3.15                 3.13                 3.07
------------------------------------------------------------------------------------------------------------------------------------
          100.187500000               2.77                3.08               3.12                 3.10                 3.03
------------------------------------------------------------------------------------------------------------------------------------
          100.250000000               2.75                3.05               3.09                 3.06                 3.00
------------------------------------------------------------------------------------------------------------------------------------
          100.312500000               2.73                3.02               3.06                 3.03                 2.96
------------------------------------------------------------------------------------------------------------------------------------
          100.375000000               2.71                3.00               3.03                 3.00                 2.92
------------------------------------------------------------------------------------------------------------------------------------
          100.437500000               2.70                2.97               3.00                 2.96                 2.88
------------------------------------------------------------------------------------------------------------------------------------
          100.500000000               2.68                2.95               2.97                 2.93                 2.84
------------------------------------------------------------------------------------------------------------------------------------
          100.562500000               2.66                2.92               2.94                 2.90                 2.81
------------------------------------------------------------------------------------------------------------------------------------
          100.625000000               2.64                2.89               2.91                 2.87                 2.77
------------------------------------------------------------------------------------------------------------------------------------
          100.687500000               2.62                2.87               2.88                 2.83                 2.73
------------------------------------------------------------------------------------------------------------------------------------
          100.750000000               2.60                2.84               2.85                 2.80                 2.69
------------------------------------------------------------------------------------------------------------------------------------
  WAL (YRS)                           3.50                2.51               2.16                 1.97                 1.70
------------------------------------------------------------------------------------------------------------------------------------
  MOD DUR                             3.27                2.38               2.05                 1.88                 1.63
------------------------------------------------------------------------------------------------------------------------------------
  FIRSTPRINPAY                     05/10/2004          05/10/2004         05/10/2004           05/10/2004           05/10/2004
------------------------------------------------------------------------------------------------------------------------------------
  MATURITY                         01/10/2009          02/10/2008         06/10/2007           03/10/2007           12/10/2006
------------------------------------------------------------------------------------------------------------------------------------
  PRIN WINDOW (MONTHS)                 57                  46                 38                   35                   32
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
           ASSUMPTIONS                                                                                   TREASURY CURVE AS OF
----------------------------------------------------------------------------------------------- ------------------------------------
1% Cleanup Call is Not Exercised                                                                TERM (YRS)            YIELD (BEY%)
Initial Balance is as of April 2004                                                                1/12                 1.526
Prepay Rates are a Constant % of CPR                                                                1/4                 1.526
100% of All Prepayment Premiums are assumed to be collected                                         1/2                 1.526
Prepayment Premiums are allocated to one or more classes                                             2                  1.526
of the offered certificates as described under "Description of the Certificates-Distributions-       3                  1.933
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                  5                  2.738
No Extensions on any Mortgage Loan                                                                  10                  3.775
No Delinquencies on any Mortgage Loan                                                               30                  4.708
No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC

                          PRICE/YIELD TABLE - CLASS A-2

------------------------------------------------------------------------------------------------------------------------------------
Security ID:                  BACM SERIES 2004-2                                             Initial Balance:            195,500,000
Settlement Date:                   04/14/04                                                  Initial Pass-Through Rate:       3.377%
Accrual Start Date:                04/01/04
First Pay Date:                    05/10/04
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT (CPR)                  SCENARIO 1            SCENARIO 2            SCENARIO 3           SCENARIO 4           SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------------
During YM                            0.00%                25.00%                50.00%               75.00%               100.00%
------------------------------------------------------------------------------------------------------------------------------------
During Open                          0.00%                25.00%                50.00%               75.00%               100.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  SCENARIO 1            SCENARIO 2            SCENARIO 3           SCENARIO 4           SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------------
          100.000000000              3.38                  3.47                  3.65                 3.81                 4.03
------------------------------------------------------------------------------------------------------------------------------------
          100.062500000              3.37                  3.45                  3.64                 3.79                 4.01
------------------------------------------------------------------------------------------------------------------------------------
          100.125000000              3.35                  3.44                  3.62                 3.78                 3.99
------------------------------------------------------------------------------------------------------------------------------------
          100.187500000              3.34                  3.43                  3.60                 3.76                 3.97
------------------------------------------------------------------------------------------------------------------------------------
          100.250000000              3.33                  3.41                  3.59                 3.74                 3.95
------------------------------------------------------------------------------------------------------------------------------------
          100.312500000              3.31                  3.40                  3.57                 3.72                 3.93
------------------------------------------------------------------------------------------------------------------------------------
          100.375000000              3.30                  3.38                  3.56                 3.70                 3.91
------------------------------------------------------------------------------------------------------------------------------------
          100.437500000              3.28                  3.37                  3.54                 3.69                 3.89
------------------------------------------------------------------------------------------------------------------------------------
          100.500000000              3.27                  3.35                  3.52                 3.67                 3.87
------------------------------------------------------------------------------------------------------------------------------------
          100.562500000              3.26                  3.34                  3.51                 3.65                 3.85
------------------------------------------------------------------------------------------------------------------------------------
          100.625000000              3.24                  3.32                  3.49                 3.63                 3.83
------------------------------------------------------------------------------------------------------------------------------------
          100.687500000              3.23                  3.31                  3.48                 3.62                 3.81
------------------------------------------------------------------------------------------------------------------------------------
          100.750000000              3.21                  3.29                  3.46                 3.60                 3.79
------------------------------------------------------------------------------------------------------------------------------------
          100.812500000              3.20                  3.28                  3.44                 3.58                 3.76
------------------------------------------------------------------------------------------------------------------------------------
          100.875000000              3.19                  3.26                  3.43                 3.56                 3.74
------------------------------------------------------------------------------------------------------------------------------------
          100.937500000              3.17                  3.25                  3.41                 3.55                 3.72
------------------------------------------------------------------------------------------------------------------------------------
          101.000000000              3.16                  3.23                  3.39                 3.53                 3.70
------------------------------------------------------------------------------------------------------------------------------------
  WAL (YRS)                          4.87                  4.63                  4.22                 3.86                 3.29
------------------------------------------------------------------------------------------------------------------------------------
  MOD DUR                            4.43                  4.22                  3.87                 3.54                 3.04
------------------------------------------------------------------------------------------------------------------------------------
  FIRSTPRINPAY                    01/10/2009            02/10/2008            06/10/2007           03/10/2007           12/10/2006
------------------------------------------------------------------------------------------------------------------------------------
  MATURITY                        05/10/2009            03/10/2009            02/10/2009           01/10/2009           12/10/2008
------------------------------------------------------------------------------------------------------------------------------------
  PRIN WINDOW (MONTHS)                 5                    14                    21                   23                   25
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
           ASSUMPTIONS                                                                                      TREASURY CURVE AS OF
------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                   TERM (YRS)          YIELD (BEY%)
Initial Balance is as of April 2004                                                                   1/12                1.526
Prepay Rates are a Constant % of CPR                                                                   1/4                1.526
100% of All Prepayment Premiums are assumed to be collected                                            1/2                1.526
Prepayment Premiums are allocated to one or more classes                                                2                 1.526
of the offered certificates as described under "Description of the Certificates-Distributions-          3                 1.933
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                     5                 2.738
No Extensions on any Mortgage Loan                                                                     10                 3.775
No Delinquencies on any Mortgage Loan                                                                  30                 4.708
No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC

                          PRICE/YIELD TABLE - CLASS A-3

------------------------------------------------------------------------------------------------------------------------------------
Security ID:                   BACM SERIES 2004-2                                            Initial Balance:            283,402,000
Settlement Date:                    04/14/04                                                 Initial Pass-Through Rate:       3.867%
Accrual Start Date:                 04/01/04
First Pay Date:                     05/10/04
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT (CPR)                   SCENARIO 1            SCENARIO 2            SCENARIO 3          SCENARIO 4          SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------------
During YM                             0.00%                25.00%                50.00%              75.00%              100.00%
------------------------------------------------------------------------------------------------------------------------------------
During Open                           0.00%                25.00%                50.00%              75.00%              100.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                   SCENARIO 1            SCENARIO 2            SCENARIO 3          SCENARIO 4          SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------------
          100.000000000               3.88                  3.92                  3.91                3.89                3.88
------------------------------------------------------------------------------------------------------------------------------------
          100.062500000               3.87                  3.91                  3.89                3.88                3.87
------------------------------------------------------------------------------------------------------------------------------------
          100.125000000               3.86                  3.89                  3.88                3.86                3.85
------------------------------------------------------------------------------------------------------------------------------------
          100.187500000               3.85                  3.88                  3.87                3.85                3.84
------------------------------------------------------------------------------------------------------------------------------------
          100.250000000               3.84                  3.87                  3.86                3.84                3.83
------------------------------------------------------------------------------------------------------------------------------------
          100.312500000               3.83                  3.86                  3.85                3.83                3.82
------------------------------------------------------------------------------------------------------------------------------------
          100.375000000               3.82                  3.85                  3.83                3.81                3.80
------------------------------------------------------------------------------------------------------------------------------------
          100.437500000               3.81                  3.84                  3.82                3.80                3.79
------------------------------------------------------------------------------------------------------------------------------------
          100.500000000               3.79                  3.82                  3.81                3.79                3.78
------------------------------------------------------------------------------------------------------------------------------------
          100.562500000               3.78                  3.81                  3.80                3.78                3.77
------------------------------------------------------------------------------------------------------------------------------------
          100.625000000               3.77                  3.80                  3.79                3.77                3.75
------------------------------------------------------------------------------------------------------------------------------------
          100.687500000               3.76                  3.79                  3.77                3.75                3.74
------------------------------------------------------------------------------------------------------------------------------------
          100.750000000               3.75                  3.78                  3.76                3.74                3.73
------------------------------------------------------------------------------------------------------------------------------------
          100.812500000               3.74                  3.77                  3.75                3.73                3.72
------------------------------------------------------------------------------------------------------------------------------------
          100.875000000               3.73                  3.75                  3.74                3.72                3.70
------------------------------------------------------------------------------------------------------------------------------------
          100.937500000               3.72                  3.74                  3.73                3.71                3.69
------------------------------------------------------------------------------------------------------------------------------------
          101.000000000               3.71                  3.73                  3.71                3.69                3.68
------------------------------------------------------------------------------------------------------------------------------------
  WAL (YRS)                           6.61                  6.10                  5.88                5.78                5.63
------------------------------------------------------------------------------------------------------------------------------------
  MOD DUR                             5.73                  5.34                  5.16                5.08                4.96
------------------------------------------------------------------------------------------------------------------------------------
  FIRSTPRINPAY                     05/10/2009            03/10/2009            02/10/2009          01/10/2009          12/10/2008
------------------------------------------------------------------------------------------------------------------------------------
  MATURITY                         01/10/2011            01/10/2011            01/10/2011          01/10/2011          11/10/2010
------------------------------------------------------------------------------------------------------------------------------------
  PRIN WINDOW (MONTHS)                 21                    23                    24                  25                  24
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
           ASSUMPTIONS                                                                                  TREASURY CURVE AS OF
------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                    TERM (YRS)         YIELD (BEY%)
Initial Balance is as of April 2004                                                                    1/12               1.526
Prepay Rates are a Constant % of CPR                                                                    1/4               1.526
100% of All Prepayment Premiums are assumed to be collected                                             1/2               1.526
Prepayment Premiums are allocated to one or more classes                                                 2                1.526
of the offered certificates as described under "Description of the Certificates-Distributions-           3                1.933
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                      5                2.738
No Extensions on any Mortgage Loan                                                                      10                3.775
No Delinquencies on any Mortgage Loan                                                                   30                4.708
No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC

                          PRICE/YIELD TABLE - CLASS A-4

------------------------------------------------------------------------------------------------------------------------------------
Security ID:                   BACM SERIES 2004-2                                            Initial Balance:            125,682,000
Settlement Date:                    04/14/04                                                 Initial Pass-Through Rate:       3.990%
Accrual Start Date:                 04/01/04
First Pay Date:                     05/10/04
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT (CPR)                   SCENARIO 1           SCENARIO 2          SCENARIO 3          SCENARIO 4           SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------------
During YM                             0.00%               25.00%              50.00%              75.00%               100.00%
------------------------------------------------------------------------------------------------------------------------------------
During Open                           0.00%               25.00%              50.00%              75.00%               100.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                   SCENARIO 1           SCENARIO 2          SCENARIO 3          SCENARIO 4           SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------------
          100.000000000               4.01                 4.01                4.01                4.01                 4.01
------------------------------------------------------------------------------------------------------------------------------------
          100.062500000               4.00                 4.00                4.00                4.00                 4.00
------------------------------------------------------------------------------------------------------------------------------------
          100.125000000               3.99                 3.99                3.99                3.99                 3.98
------------------------------------------------------------------------------------------------------------------------------------
          100.187500000               3.98                 3.98                3.98                3.97                 3.97
------------------------------------------------------------------------------------------------------------------------------------
          100.250000000               3.97                 3.97                3.97                3.96                 3.96
------------------------------------------------------------------------------------------------------------------------------------
          100.312500000               3.96                 3.96                3.95                3.95                 3.95
------------------------------------------------------------------------------------------------------------------------------------
          100.375000000               3.95                 3.95                3.94                3.94                 3.94
------------------------------------------------------------------------------------------------------------------------------------
          100.437500000               3.93                 3.94                3.93                3.93                 3.93
------------------------------------------------------------------------------------------------------------------------------------
          100.500000000               3.92                 3.93                3.92                3.92                 3.92
------------------------------------------------------------------------------------------------------------------------------------
          100.562500000               3.91                 3.92                3.91                3.91                 3.91
------------------------------------------------------------------------------------------------------------------------------------
          100.625000000               3.90                 3.91                3.90                3.90                 3.90
------------------------------------------------------------------------------------------------------------------------------------
          100.687500000               3.89                 3.89                3.89                3.89                 3.89
------------------------------------------------------------------------------------------------------------------------------------
          100.750000000               3.88                 3.88                3.88                3.88                 3.88
------------------------------------------------------------------------------------------------------------------------------------
          100.812500000               3.87                 3.87                3.87                3.87                 3.87
------------------------------------------------------------------------------------------------------------------------------------
          100.875000000               3.86                 3.86                3.86                3.86                 3.85
------------------------------------------------------------------------------------------------------------------------------------
          100.937500000               3.85                 3.85                3.85                3.85                 3.84
------------------------------------------------------------------------------------------------------------------------------------
          101.000000000               3.84                 3.84                3.84                3.84                 3.83
------------------------------------------------------------------------------------------------------------------------------------
  WAL (YRS)                           7.09                 6.89                6.87                6.85                 6.68
------------------------------------------------------------------------------------------------------------------------------------
  MOD DUR                             6.06                 5.92                5.90                5.89                 5.76
------------------------------------------------------------------------------------------------------------------------------------
  FIRSTPRINPAY                     01/10/2011           01/10/2011          01/10/2011          01/10/2011           11/10/2010
------------------------------------------------------------------------------------------------------------------------------------
  MATURITY                         03/10/2013           04/10/2011          04/10/2011          04/10/2011           01/10/2011
------------------------------------------------------------------------------------------------------------------------------------
  PRIN WINDOW (MONTHS)                 27                   4                    4                   4                    3
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
           ASSUMPTIONS                                                                              TREASURY CURVE AS OF
------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                 TERM (YRS)          YIELD (BEY%)
Initial Balance is as of April 2004                                                                1/12                 1.526
Prepay Rates are a Constant % of CPR                                                                1/4                 1.526
100% of All Prepayment Premiums are assumed to be collected                                         1/2                 1.526
Prepayment Premiums are allocated to one or more classes                                             2                  1.526
of the offered certificates as described under "Description of the Certificates-Distributions-       3                  1.933
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                  5                  2.738
No Extensions on any Mortgage Loan                                                                  10                  3.775
No Delinquencies on any Mortgage Loan                                                               30                  4.708
No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC

                          PRICE/YIELD TABLE - CLASS A-5

------------------------------------------------------------------------------------------------------------------------------------
Security ID:                   BACM SERIES 2004-2                                           Initial Balance:             254,120,181
Settlement Date:                    04/14/04                                                Initial Pass-Through Rate:        4.415%
Accrual Start Date:                 04/01/04
First Pay Date:                     05/10/04
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT (CPR)                   SCENARIO 1            SCENARIO 2           SCENARIO 3           SCENARIO 4           SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------------
During YM                             0.00%                25.00%               50.00%               75.00%               100.00%
------------------------------------------------------------------------------------------------------------------------------------
During Open                           0.00%                25.00%               50.00%               75.00%               100.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                   SCENARIO 1            SCENARIO 2           SCENARIO 3           SCENARIO 4           SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------------
          100.000000000               4.44                  4.45                 4.44                 4.44                 4.44
------------------------------------------------------------------------------------------------------------------------------------
          100.062500000               4.43                  4.44                 4.43                 4.43                 4.43
------------------------------------------------------------------------------------------------------------------------------------
          100.125000000               4.43                  4.43                 4.43                 4.42                 4.42
------------------------------------------------------------------------------------------------------------------------------------
          100.187500000               4.42                  4.42                 4.42                 4.42                 4.42
------------------------------------------------------------------------------------------------------------------------------------
          100.250000000               4.41                  4.41                 4.41                 4.41                 4.41
------------------------------------------------------------------------------------------------------------------------------------
          100.312500000               4.40                  4.41                 4.40                 4.40                 4.40
------------------------------------------------------------------------------------------------------------------------------------
          100.375000000               4.39                  4.40                 4.39                 4.39                 4.39
------------------------------------------------------------------------------------------------------------------------------------
          100.437500000               4.38                  4.39                 4.38                 4.38                 4.38
------------------------------------------------------------------------------------------------------------------------------------
          100.500000000               4.38                  4.38                 4.38                 4.37                 4.37
------------------------------------------------------------------------------------------------------------------------------------
          100.562500000               4.37                  4.37                 4.37                 4.37                 4.36
------------------------------------------------------------------------------------------------------------------------------------
          100.625000000               4.36                  4.36                 4.36                 4.36                 4.36
------------------------------------------------------------------------------------------------------------------------------------
          100.687500000               4.35                  4.36                 4.35                 4.35                 4.35
------------------------------------------------------------------------------------------------------------------------------------
          100.750000000               4.34                  4.35                 4.34                 4.34                 4.34
------------------------------------------------------------------------------------------------------------------------------------
          100.812500000               4.34                  4.34                 4.33                 4.33                 4.33
------------------------------------------------------------------------------------------------------------------------------------
          100.875000000               4.33                  4.33                 4.33                 4.32                 4.32
------------------------------------------------------------------------------------------------------------------------------------
          100.937500000               4.32                  4.32                 4.32                 4.32                 4.31
------------------------------------------------------------------------------------------------------------------------------------
          101.000000000               4.31                  4.32                 4.31                 4.31                 4.31
------------------------------------------------------------------------------------------------------------------------------------
  WAL (YRS)                           9.64                  9.42                 9.34                 9.30                 9.14
------------------------------------------------------------------------------------------------------------------------------------
  MOD DUR                             7.70                  7.55                 7.50                 7.47                 7.37
------------------------------------------------------------------------------------------------------------------------------------
  FIRSTPRINPAY                     03/10/2013            04/10/2011           04/10/2011           04/10/2011           01/10/2011
------------------------------------------------------------------------------------------------------------------------------------
  MATURITY                         02/10/2014            02/10/2014           02/10/2014           02/10/2014           12/10/2013
------------------------------------------------------------------------------------------------------------------------------------
  PRIN WINDOW (MONTHS)                 12                    35                   35                   35                   36
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
           ASSUMPTIONS                                                                                   TREASURY CURVE AS OF
------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                   TERM (YRS)          YIELD (BEY%)
Initial Balance is as of April 2004                                                                   1/12                 1.526
Prepay Rates are a Constant % of CPR                                                                   1/4                 1.526
100% of All Prepayment Premiums are assumed to be collected                                            1/2                 1.526
Prepayment Premiums are allocated to one or more classes                                                2                  1.526
of the offered certificates as described under "Description of the Certificates-Distributions-          3                  1.933
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                     5                  2.738
No Extensions on any Mortgage Loan                                                                     10                  3.775
No Delinquencies on any Mortgage Loan                                                                  30                  4.708
No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC

                           PRICE/YIELD TABLE - CLASS B

------------------------------------------------------------------------------------------------------------------------------------
Security ID:                   BACM SERIES 2004-2                                           Initial Balance:              27,045,564
Settlement Date:                    04/14/04                                                Initial Pass-Through Rate:        4.509%
Accrual Start Date:                 04/01/04
First Pay Date:                     05/10/04
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT (CPR)                   SCENARIO 1           SCENARIO 2           SCENARIO 3           SCENARIO 4           SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------------
During YM                             0.00%               25.00%               50.00%               75.00%               100.00%
------------------------------------------------------------------------------------------------------------------------------------
During Open                           0.00%               25.00%               50.00%               75.00%               100.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                   SCENARIO 1           SCENARIO 2           SCENARIO 3           SCENARIO 4           SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------------
          100.000000000               4.54                 4.54                 4.54                 4.54                 4.54
------------------------------------------------------------------------------------------------------------------------------------
          100.062500000               4.53                 4.53                 4.53                 4.53                 4.53
------------------------------------------------------------------------------------------------------------------------------------
          100.125000000               4.52                 4.52                 4.52                 4.52                 4.52
------------------------------------------------------------------------------------------------------------------------------------
          100.187500000               4.51                 4.51                 4.51                 4.51                 4.51
------------------------------------------------------------------------------------------------------------------------------------
          100.250000000               4.51                 4.51                 4.51                 4.51                 4.50
------------------------------------------------------------------------------------------------------------------------------------
          100.312500000               4.50                 4.50                 4.50                 4.50                 4.50
------------------------------------------------------------------------------------------------------------------------------------
          100.375000000               4.49                 4.49                 4.49                 4.49                 4.49
------------------------------------------------------------------------------------------------------------------------------------
          100.437500000               4.48                 4.48                 4.48                 4.48                 4.48
------------------------------------------------------------------------------------------------------------------------------------
          100.500000000               4.47                 4.47                 4.47                 4.47                 4.47
------------------------------------------------------------------------------------------------------------------------------------
          100.562500000               4.47                 4.47                 4.47                 4.47                 4.46
------------------------------------------------------------------------------------------------------------------------------------
          100.625000000               4.46                 4.46                 4.46                 4.46                 4.46
------------------------------------------------------------------------------------------------------------------------------------
          100.687500000               4.45                 4.45                 4.45                 4.45                 4.45
------------------------------------------------------------------------------------------------------------------------------------
          100.750000000               4.44                 4.44                 4.44                 4.44                 4.44
------------------------------------------------------------------------------------------------------------------------------------
          100.812500000               4.43                 4.43                 4.43                 4.43                 4.43
------------------------------------------------------------------------------------------------------------------------------------
          100.875000000               4.43                 4.43                 4.43                 4.43                 4.42
------------------------------------------------------------------------------------------------------------------------------------
          100.937500000               4.42                 4.42                 4.42                 4.42                 4.42
------------------------------------------------------------------------------------------------------------------------------------
          101.000000000               4.41                 4.41                 4.41                 4.41                 4.41
------------------------------------------------------------------------------------------------------------------------------------
  WAL (YRS)                           9.83                 9.82                 9.82                 9.82                 9.73
------------------------------------------------------------------------------------------------------------------------------------
  MOD DUR                             7.79                 7.78                 7.78                 7.78                 7.73
------------------------------------------------------------------------------------------------------------------------------------
  FIRSTPRINPAY                     02/10/2014           02/10/2014           02/10/2014           02/10/2014           12/10/2013
------------------------------------------------------------------------------------------------------------------------------------
  MATURITY                         03/10/2014           02/10/2014           02/10/2014           02/10/2014           01/10/2014
------------------------------------------------------------------------------------------------------------------------------------
  PRIN WINDOW (MONTHS)                  2                   1                     1                    1                    2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
           ASSUMPTIONS                                                                               TREASURY CURVE AS OF
------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                   TERM (YRS)          YIELD (BEY%)
Initial Balance is as of April 2004                                                                   1/12                 1.526
Prepay Rates are a Constant % of CPR                                                                   1/4                 1.526
100% of All Prepayment Premiums are assumed to be collected                                            1/2                 1.526
Prepayment Premiums are allocated to one or more classes                                                2                  1.526
of the offered certificates as described under "Description of the Certificates-Distributions-          3                  1.933
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                     5                  2.738
No Extensions on any Mortgage Loan                                                                     10                  3.775
No Delinquencies on any Mortgage Loan                                                                  30                  4.708
No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                           PRICE/YIELD TABLE - CLASS C

------------------------------------------------------------------------------------------------------------------------------------
Security ID:                   BACM SERIES 2004-2                                            Initial Balance:             12,811,056
Settlement Date:                    04/14/04                                                 Initial Pass-Through Rate:       4.549%
Accrual Start Date:                 04/01/04
First Pay Date:                     05/10/04
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT (CPR)                   SCENARIO 1            SCENARIO 2           SCENARIO 3           SCENARIO 4          SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------------
During YM                             0.00%                25.00%               50.00%               75.00%              100.00%
------------------------------------------------------------------------------------------------------------------------------------
During Open                           0.00%                25.00%               50.00%               75.00%              100.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                   SCENARIO 1            SCENARIO 2           SCENARIO 3           SCENARIO 4          SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------------
          100.000000000               4.58                  4.58                 4.58                 4.58                4.58
------------------------------------------------------------------------------------------------------------------------------------
          100.062500000               4.57                  4.57                 4.57                 4.57                4.57
------------------------------------------------------------------------------------------------------------------------------------
          100.125000000               4.56                  4.56                 4.56                 4.56                4.56
------------------------------------------------------------------------------------------------------------------------------------
          100.187500000               4.55                  4.55                 4.55                 4.55                4.55
------------------------------------------------------------------------------------------------------------------------------------
          100.250000000               4.55                  4.55                 4.55                 4.55                4.55
------------------------------------------------------------------------------------------------------------------------------------
          100.312500000               4.54                  4.54                 4.54                 4.54                4.54
------------------------------------------------------------------------------------------------------------------------------------
          100.375000000               4.53                  4.53                 4.53                 4.53                4.53
------------------------------------------------------------------------------------------------------------------------------------
          100.437500000               4.52                  4.52                 4.52                 4.52                4.52
------------------------------------------------------------------------------------------------------------------------------------
          100.500000000               4.51                  4.51                 4.51                 4.51                4.51
------------------------------------------------------------------------------------------------------------------------------------
          100.562500000               4.51                  4.51                 4.51                 4.51                4.50
------------------------------------------------------------------------------------------------------------------------------------
          100.625000000               4.50                  4.50                 4.50                 4.50                4.50
------------------------------------------------------------------------------------------------------------------------------------
          100.687500000               4.49                  4.49                 4.49                 4.49                4.49
------------------------------------------------------------------------------------------------------------------------------------
          100.750000000               4.48                  4.48                 4.48                 4.48                4.48
------------------------------------------------------------------------------------------------------------------------------------
          100.812500000               4.47                  4.47                 4.47                 4.47                4.47
------------------------------------------------------------------------------------------------------------------------------------
          100.875000000               4.47                  4.47                 4.47                 4.47                4.46
------------------------------------------------------------------------------------------------------------------------------------
          100.937500000               4.46                  4.46                 4.46                 4.46                4.46
------------------------------------------------------------------------------------------------------------------------------------
          101.000000000               4.45                  4.45                 4.45                 4.45                4.45
------------------------------------------------------------------------------------------------------------------------------------
  WAL (YRS)                           9.91                  9.90                 9.87                 9.84                9.74
------------------------------------------------------------------------------------------------------------------------------------
  MOD DUR                             7.82                  7.81                 7.80                 7.78                7.71
------------------------------------------------------------------------------------------------------------------------------------
  FIRSTPRINPAY                     03/10/2014            02/10/2014           02/10/2014           02/10/2014          01/10/2014
------------------------------------------------------------------------------------------------------------------------------------
  MATURITY                         03/10/2014            03/10/2014           03/10/2014           03/10/2014          01/10/2014
------------------------------------------------------------------------------------------------------------------------------------
  PRIN WINDOW (MONTHS)                  1                    2                     2                    2                   1
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
           ASSUMPTIONS                                                                                   TREASURY CURVE AS OF
------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                   TERM (YRS)         YIELD (BEY%)
Initial Balance is as of April 2004                                                                   1/12                1.526
Prepay Rates are a Constant % of CPR                                                                   1/4                1.526
100% of All Prepayment Premiums are assumed to be collected                                            1/2                1.526
Prepayment Premiums are allocated to one or more classes                                                2                 1.526
of the offered certificates as described under "Description of the Certificates-Distributions-          3                 1.933
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                     5                 2.738
No Extensions on any Mortgage Loan                                                                     10                 3.775
No Delinquencies on any Mortgage Loan                                                                  30                 4.708
No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                           PRICE/YIELD TABLE - CLASS D

------------------------------------------------------------------------------------------------------------------------------------
Security ID:                   BACM SERIES 2004-2                                           Initial Balance:              24,198,662
Settlement Date:                    04/14/04                                                Initial Pass-Through Rate:        4.599%
Accrual Start Date:                 04/01/04
First Pay Date:                     05/10/04
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT (CPR)                   SCENARIO 1            SCENARIO 2           SCENARIO 3          SCENARIO 4          SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------------
During YM                             0.00%                25.00%               50.00%              75.00%              100.00%
------------------------------------------------------------------------------------------------------------------------------------
During Open                           0.00%                25.00%               50.00%              75.00%              100.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                   SCENARIO 1            SCENARIO 2           SCENARIO 3          SCENARIO 4          SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------------
          100.000000000               4.63                  4.63                 4.63                4.63                4.63
------------------------------------------------------------------------------------------------------------------------------------
          100.062500000               4.62                  4.62                 4.62                4.62                4.62
------------------------------------------------------------------------------------------------------------------------------------
          100.125000000               4.61                  4.61                 4.61                4.61                4.61
------------------------------------------------------------------------------------------------------------------------------------
          100.187500000               4.60                  4.60                 4.60                4.60                4.60
------------------------------------------------------------------------------------------------------------------------------------
          100.250000000               4.60                  4.60                 4.60                4.60                4.60
------------------------------------------------------------------------------------------------------------------------------------
          100.312500000               4.59                  4.59                 4.59                4.59                4.59
------------------------------------------------------------------------------------------------------------------------------------
          100.375000000               4.58                  4.58                 4.58                4.58                4.58
------------------------------------------------------------------------------------------------------------------------------------
          100.437500000               4.57                  4.57                 4.57                4.57                4.57
------------------------------------------------------------------------------------------------------------------------------------
          100.500000000               4.56                  4.56                 4.56                4.56                4.56
------------------------------------------------------------------------------------------------------------------------------------
          100.562500000               4.56                  4.56                 4.56                4.56                4.56
------------------------------------------------------------------------------------------------------------------------------------
          100.625000000               4.55                  4.55                 4.55                4.55                4.55
------------------------------------------------------------------------------------------------------------------------------------
          100.687500000               4.54                  4.54                 4.54                4.54                4.54
------------------------------------------------------------------------------------------------------------------------------------
          100.750000000               4.53                  4.53                 4.53                4.53                4.53
------------------------------------------------------------------------------------------------------------------------------------
          100.812500000               4.52                  4.52                 4.52                4.52                4.52
------------------------------------------------------------------------------------------------------------------------------------
          100.875000000               4.52                  4.52                 4.52                4.52                4.52
------------------------------------------------------------------------------------------------------------------------------------
          100.937500000               4.51                  4.51                 4.51                4.51                4.51
------------------------------------------------------------------------------------------------------------------------------------
          101.000000000               4.50                  4.50                 4.50                4.50                4.50
------------------------------------------------------------------------------------------------------------------------------------
  WAL (YRS)                           9.91                  9.91                 9.91                9.91                9.74
------------------------------------------------------------------------------------------------------------------------------------
  MOD DUR                             7.80                  7.80                 7.80                7.80                7.70
------------------------------------------------------------------------------------------------------------------------------------
  FIRSTPRINPAY                     03/10/2014            03/10/2014           03/10/2014          03/10/2014          01/10/2014
------------------------------------------------------------------------------------------------------------------------------------
  MATURITY                         03/10/2014            03/10/2014           03/10/2014          03/10/2014          01/10/2014
------------------------------------------------------------------------------------------------------------------------------------
  PRIN WINDOW (MONTHS)                  1                    1                     1                   1                   1
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
           ASSUMPTIONS                                                                               TREASURY CURVE AS OF
------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                  TERM (YRS)          YIELD (BEY%)
Initial Balance is as of April 2004                                                                   1/12               1.526
Prepay Rates are a Constant % of CPR                                                                   1/4               1.526
100% of All Prepayment Premiums are assumed to be collected                                            1/2               1.526
Prepayment Premiums are allocated to one or more classes                                                2                1.526
of the offered certificates as described under "Description of the Certificates-Distributions-          3                1.933
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                     5                2.738
No Extensions on any Mortgage Loan                                                                     10                3.775
No Delinquencies on any Mortgage Loan                                                                  30                4.708
No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC

                           PRICE/YIELD TABLE - CLASS E

------------------------------------------------------------------------------------------------------------------------------------
Security ID:                   BACM SERIES 2004-2                                           Initial Balance:              11,387,606
Settlement Date:                    04/14/04                                                Initial Pass-Through Rate:        4.678%
Accrual Start Date:                 04/01/04
First Pay Date:                     05/10/04
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT (CPR)                   SCENARIO 1            SCENARIO 2          SCENARIO 3           SCENARIO 4          SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------------
During YM                             0.00%                25.00%              50.00%               75.00%              100.00%
------------------------------------------------------------------------------------------------------------------------------------
During Open                           0.00%                25.00%              50.00%               75.00%              100.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                   SCENARIO 1            SCENARIO 2          SCENARIO 3           SCENARIO 4          SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------------
          100.000000000               4.71                  4.71                4.71                 4.71                4.71
------------------------------------------------------------------------------------------------------------------------------------
          100.062500000               4.70                  4.70                4.70                 4.70                4.70
------------------------------------------------------------------------------------------------------------------------------------
          100.125000000               4.69                  4.69                4.69                 4.69                4.69
------------------------------------------------------------------------------------------------------------------------------------
          100.187500000               4.68                  4.68                4.68                 4.68                4.68
------------------------------------------------------------------------------------------------------------------------------------
          100.250000000               4.68                  4.68                4.68                 4.68                4.68
------------------------------------------------------------------------------------------------------------------------------------
          100.312500000               4.67                  4.67                4.67                 4.67                4.67
------------------------------------------------------------------------------------------------------------------------------------
          100.375000000               4.66                  4.66                4.66                 4.66                4.66
------------------------------------------------------------------------------------------------------------------------------------
          100.437500000               4.65                  4.65                4.65                 4.65                4.65
------------------------------------------------------------------------------------------------------------------------------------
          100.500000000               4.64                  4.64                4.64                 4.64                4.64
------------------------------------------------------------------------------------------------------------------------------------
          100.562500000               4.64                  4.64                4.64                 4.64                4.64
------------------------------------------------------------------------------------------------------------------------------------
          100.625000000               4.63                  4.63                4.63                 4.63                4.63
------------------------------------------------------------------------------------------------------------------------------------
          100.687500000               4.62                  4.62                4.62                 4.62                4.62
------------------------------------------------------------------------------------------------------------------------------------
          100.750000000               4.61                  4.61                4.61                 4.61                4.61
------------------------------------------------------------------------------------------------------------------------------------
          100.812500000               4.60                  4.60                4.60                 4.60                4.60
------------------------------------------------------------------------------------------------------------------------------------
          100.875000000               4.60                  4.60                4.60                 4.60                4.60
------------------------------------------------------------------------------------------------------------------------------------
          100.937500000               4.59                  4.59                4.59                 4.59                4.59
------------------------------------------------------------------------------------------------------------------------------------
          101.000000000               4.58                  4.58                4.58                 4.58                4.58
------------------------------------------------------------------------------------------------------------------------------------
  WAL (YRS)                           9.91                  9.91                9.91                 9.91                9.81
------------------------------------------------------------------------------------------------------------------------------------
  MOD DUR                             7.77                  7.77                7.77                 7.77                7.71
------------------------------------------------------------------------------------------------------------------------------------
  FIRSTPRINPAY                     03/10/2014            03/10/2014          03/10/2014           03/10/2014          01/10/2014
------------------------------------------------------------------------------------------------------------------------------------
  MATURITY                         03/10/2014            03/10/2014          03/10/2014           03/10/2014          02/10/2014
------------------------------------------------------------------------------------------------------------------------------------
  PRIN WINDOW (MONTHS)                  1                    1                    1                    1                   2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
           ASSUMPTIONS                                                                                      TREASURY CURVE AS OF
------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                  TERM (YRS)          YIELD (BEY%)
Initial Balance is as of April 2004                                                                  1/12               1.526
Prepay Rates are a Constant % of CPR                                                                  1/4               1.526
100% of All Prepayment Premiums are assumed to be collected                                           1/2               1.526
Prepayment Premiums are allocated to one or more classes                                               2                1.526
of the offered certificates as described under "Description of the Certificates-Distributions-         3                1.933
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                    5                2.738
No Extensions on any Mortgage Loan                                                                    10                3.775
No Delinquencies on any Mortgage Loan                                                                 30                4.708
No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                          PRICE/YIELD TABLE - CLASS A-1

------------------------------------------------------------------------------------------------------------------------------------
Security ID:                    BACM SERIES 2004-2                                          Initial Balance:             117,783,000
Settlement Date:                     04/14/04                                               Initial Pass-Through Rate:       2.8340%
Accrual Start Date:                  04/01/04
First Pay Date:                      05/10/04
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT (CPR)                    SCENARIO 1            SCENARIO 2          SCENARIO 3          SCENARIO 4          SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------------
During YM                              0.00%                0.00%                0.00%               0.00%               0.00%
------------------------------------------------------------------------------------------------------------------------------------
During Open                            0.00%                25.00%              50.00%              75.00%              100.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                    SCENARIO 1            SCENARIO 2          SCENARIO 3          SCENARIO 4          SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------------
          99.750000000                 2.91                  2.91                2.91                2.91                2.91
------------------------------------------------------------------------------------------------------------------------------------
          99.812500000                 2.89                  2.89                2.89                2.89                2.89
------------------------------------------------------------------------------------------------------------------------------------
          99.875000000                 2.87                  2.87                2.87                2.87                2.87
------------------------------------------------------------------------------------------------------------------------------------
          99.937500000                 2.85                  2.85                2.85                2.85                2.85
------------------------------------------------------------------------------------------------------------------------------------
          100.000000000                2.83                  2.83                2.83                2.83                2.83
------------------------------------------------------------------------------------------------------------------------------------
          100.062500000                2.81                  2.81                2.81                2.81                2.81
------------------------------------------------------------------------------------------------------------------------------------
          100.125000000                2.79                  2.79                2.79                2.79                2.79
------------------------------------------------------------------------------------------------------------------------------------
          100.187500000                2.77                  2.77                2.77                2.77                2.77
------------------------------------------------------------------------------------------------------------------------------------
          100.250000000                2.75                  2.75                2.75                2.75                2.75
------------------------------------------------------------------------------------------------------------------------------------
          100.312500000                2.73                  2.73                2.73                2.73                2.73
------------------------------------------------------------------------------------------------------------------------------------
          100.375000000                2.71                  2.71                2.71                2.71                2.71
------------------------------------------------------------------------------------------------------------------------------------
          100.437500000                2.70                  2.70                2.69                2.69                2.69
------------------------------------------------------------------------------------------------------------------------------------
          100.500000000                2.68                  2.68                2.68                2.68                2.67
------------------------------------------------------------------------------------------------------------------------------------
          100.562500000                2.66                  2.66                2.66                2.66                2.65
------------------------------------------------------------------------------------------------------------------------------------
          100.625000000                2.64                  2.64                2.64                2.64                2.63
------------------------------------------------------------------------------------------------------------------------------------
          100.687500000                2.62                  2.62                2.62                2.62                2.61
------------------------------------------------------------------------------------------------------------------------------------
          100.750000000                2.60                  2.60                2.60                2.60                2.59
------------------------------------------------------------------------------------------------------------------------------------
  WAL (YRS)                            3.50                  3.49                3.49                3.47                3.40
------------------------------------------------------------------------------------------------------------------------------------
  MOD DUR                              3.27                  3.26                3.25                3.24                3.18
------------------------------------------------------------------------------------------------------------------------------------
  FIRSTPRINPAY                      05/10/2004            05/10/2004          05/10/2004          05/10/2004          05/10/2004
------------------------------------------------------------------------------------------------------------------------------------
  MATURITY                          01/10/2009            01/10/2009          01/10/2009          01/10/2009          11/10/2008
------------------------------------------------------------------------------------------------------------------------------------
  PRIN WINDOW (MONTHS)                  57                    57                  57                  57                  55
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
           ASSUMPTIONS                                                                              TREASURY CURVE AS OF
------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                   TERM (YRS)         YIELD (BEY%)
Initial Balance is as of April 2004                                                                   1/12                1.526
Prepay Rates are a Constant % of CPR                                                                   1/4                1.526
100% of All Prepayment Premiums are assumed to be collected                                            1/2                1.526
Prepayment Premiums are allocated to one or more classes                                                2                 1.526
of the offered certificates as described under "Description of the Certificates-Distributions-          3                 1.933
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                     5                 2.738
No Extensions on any Mortgage Loan                                                                     10                 3.775
No Delinquencies on any Mortgage Loan                                                                  30                 4.708
No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC

                          PRICE/YIELD TABLE - CLASS A-2

------------------------------------------------------------------------------------------------------------------------------------
Security ID:                  BACM SERIES 2004-2                                        Initial Balance:                 195,500,000
Settlement Date:                   04/14/04                                             Initial Pass-Through Rate:            3.377%
Accrual Start Date:                04/01/04
First Pay Date:                    05/10/04
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT (CPR)                  SCENARIO 1           SCENARIO 2         SCENARIO 3          SCENARIO 4          SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------------
During YM                            0.00%               0.00%               0.00%               0.00%               0.00%
------------------------------------------------------------------------------------------------------------------------------------
During Open                          0.00%               25.00%             50.00%              75.00%              100.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  SCENARIO 1           SCENARIO 2         SCENARIO 3          SCENARIO 4          SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------------
          100.000000000              3.38                 3.38               3.38                3.38                3.38
------------------------------------------------------------------------------------------------------------------------------------
          100.062500000              3.37                 3.37               3.37                3.37                3.37
------------------------------------------------------------------------------------------------------------------------------------
          100.125000000              3.35                 3.35               3.35                3.35                3.35
------------------------------------------------------------------------------------------------------------------------------------
          100.187500000              3.34                 3.34               3.34                3.34                3.34
------------------------------------------------------------------------------------------------------------------------------------
          100.250000000              3.33                 3.33               3.33                3.33                3.32
------------------------------------------------------------------------------------------------------------------------------------
          100.312500000              3.31                 3.31               3.31                3.31                3.31
------------------------------------------------------------------------------------------------------------------------------------
          100.375000000              3.30                 3.30               3.30                3.30                3.30
------------------------------------------------------------------------------------------------------------------------------------
          100.437500000              3.28                 3.28               3.28                3.28                3.28
------------------------------------------------------------------------------------------------------------------------------------
          100.500000000              3.27                 3.27               3.27                3.27                3.27
------------------------------------------------------------------------------------------------------------------------------------
          100.562500000              3.26                 3.26               3.25                3.25                3.25
------------------------------------------------------------------------------------------------------------------------------------
          100.625000000              3.24                 3.24               3.24                3.24                3.24
------------------------------------------------------------------------------------------------------------------------------------
          100.687500000              3.23                 3.23               3.23                3.23                3.22
------------------------------------------------------------------------------------------------------------------------------------
          100.750000000              3.21                 3.21               3.21                3.21                3.21
------------------------------------------------------------------------------------------------------------------------------------
          100.812500000              3.20                 3.20               3.20                3.20                3.20
------------------------------------------------------------------------------------------------------------------------------------
          100.875000000              3.19                 3.18               3.18                3.18                3.18
------------------------------------------------------------------------------------------------------------------------------------
          100.937500000              3.17                 3.17               3.17                3.17                3.17
------------------------------------------------------------------------------------------------------------------------------------
          101.000000000              3.16                 3.16               3.16                3.16                3.15
------------------------------------------------------------------------------------------------------------------------------------
  WAL (YRS)                          4.87                 4.87               4.86                4.86                4.79
------------------------------------------------------------------------------------------------------------------------------------
  MOD DUR                            4.43                 4.42               4.42                4.41                4.35
------------------------------------------------------------------------------------------------------------------------------------
  FIRSTPRINPAY                    01/10/2009           01/10/2009         01/10/2009          01/10/2009          11/10/2008
------------------------------------------------------------------------------------------------------------------------------------
  MATURITY                        05/10/2009           05/10/2009         05/10/2009          05/10/2009          05/10/2009
------------------------------------------------------------------------------------------------------------------------------------
  PRIN WINDOW (MONTHS)                 5                   5                   5                   5                   7
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
           ASSUMPTIONS                                                                              TREASURY CURVE AS OF
------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                TERM (YRS)         YIELD (BEY%)
Initial Balance is as of April 2004                                                                1/12                1.526
Prepay Rates are a Constant % of CPR                                                                1/4                1.526
100% of All Prepayment Premiums are assumed to be collected                                         1/2                1.526
Prepayment Premiums are allocated to one or more classes                                             2                 1.526
of the offered certificates as described under "Description of the Certificates-Distributions-       3                 1.933
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                  5                 2.738
No Extensions on any Mortgage Loan                                                                  10                 3.775
No Delinquencies on any Mortgage Loan                                                               30                 4.708
No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC

                          PRICE/YIELD TABLE - CLASS A-3

------------------------------------------------------------------------------------------------------------------------------------
Security ID:                   BACM SERIES 2004-2                                         Initial Balance:               283,402,000
Settlement Date:                    04/14/04                                              Initial Pass-Through Rate:          3.867%
Accrual Start Date:                 04/01/04
First Pay Date:                     05/10/04
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT (CPR)                   SCENARIO 1           SCENARIO 2          SCENARIO 3          SCENARIO 4          SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------------
During YM                             0.00%               0.00%                0.00%               0.00%               0.00%
------------------------------------------------------------------------------------------------------------------------------------
During Open                           0.00%               25.00%              50.00%              75.00%              100.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                   SCENARIO 1           SCENARIO 2          SCENARIO 3          SCENARIO 4          SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------------
          100.000000000               3.88                 3.88                3.88                3.88                3.88
------------------------------------------------------------------------------------------------------------------------------------
          100.062500000               3.87                 3.87                3.87                3.87                3.87
------------------------------------------------------------------------------------------------------------------------------------
          100.125000000               3.86                 3.86                3.86                3.86                3.86
------------------------------------------------------------------------------------------------------------------------------------
          100.187500000               3.85                 3.85                3.85                3.85                3.85
------------------------------------------------------------------------------------------------------------------------------------
          100.250000000               3.84                 3.84                3.84                3.84                3.84
------------------------------------------------------------------------------------------------------------------------------------
          100.312500000               3.83                 3.83                3.83                3.83                3.83
------------------------------------------------------------------------------------------------------------------------------------
          100.375000000               3.82                 3.82                3.82                3.82                3.81
------------------------------------------------------------------------------------------------------------------------------------
          100.437500000               3.81                 3.81                3.80                3.80                3.80
------------------------------------------------------------------------------------------------------------------------------------
          100.500000000               3.79                 3.79                3.79                3.79                3.79
------------------------------------------------------------------------------------------------------------------------------------
          100.562500000               3.78                 3.78                3.78                3.78                3.78
------------------------------------------------------------------------------------------------------------------------------------
          100.625000000               3.77                 3.77                3.77                3.77                3.77
------------------------------------------------------------------------------------------------------------------------------------
          100.687500000               3.76                 3.76                3.76                3.76                3.76
------------------------------------------------------------------------------------------------------------------------------------
          100.750000000               3.75                 3.75                3.75                3.75                3.75
------------------------------------------------------------------------------------------------------------------------------------
          100.812500000               3.74                 3.74                3.74                3.74                3.74
------------------------------------------------------------------------------------------------------------------------------------
          100.875000000               3.73                 3.73                3.73                3.73                3.72
------------------------------------------------------------------------------------------------------------------------------------
          100.937500000               3.72                 3.72                3.72                3.72                3.71
------------------------------------------------------------------------------------------------------------------------------------
          101.000000000               3.71                 3.71                3.71                3.71                3.70
------------------------------------------------------------------------------------------------------------------------------------
  WAL (YRS)                           6.61                 6.60                6.58                6.56                6.40
------------------------------------------------------------------------------------------------------------------------------------
  MOD DUR                             5.73                 5.72                5.71                5.69                5.58
------------------------------------------------------------------------------------------------------------------------------------
  FIRSTPRINPAY                     05/10/2009           05/10/2009          05/10/2009          05/10/2009          05/10/2009
------------------------------------------------------------------------------------------------------------------------------------
  MATURITY                         01/10/2011           01/10/2011          01/10/2011          01/10/2011          11/10/2010
------------------------------------------------------------------------------------------------------------------------------------
  PRIN WINDOW (MONTHS)                 21                   21                  21                  21                  19
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
           ASSUMPTIONS                                                                                  TREASURY CURVE AS OF
------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                 TERM (YRS)          YIELD (BEY%)
Initial Balance is as of April 2004                                                                 1/12                1.526
Prepay Rates are a Constant % of CPR                                                                 1/4                1.526
100% of All Prepayment Premiums are assumed to be collected                                          1/2                1.526
Prepayment Premiums are allocated to one or more classes                                              2                 1.526
of the offered certificates as described under "Description of the Certificates-Distributions-        3                 1.933
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                   5                 2.738
No Extensions on any Mortgage Loan                                                                   10                 3.775
No Delinquencies on any Mortgage Loan                                                                30                 4.708
No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC

                          PRICE/YIELD TABLE - CLASS A-4

------------------------------------------------------------------------------------------------------------------------------------
Security ID:                   BACM SERIES 2004-2                                         Initial Balance:               125,682,000
Settlement Date:                    04/14/04                                              Initial Pass-Through Rate:          3.990%
Accrual Start Date:                 04/01/04
First Pay Date:                     05/10/04
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT (CPR)                   SCENARIO 1           SCENARIO 2          SCENARIO 3          SCENARIO 4         SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------------
During YM                             0.00%               0.00%                0.00%               0.00%              0.00%
------------------------------------------------------------------------------------------------------------------------------------
During Open                           0.00%               25.00%              50.00%              75.00%             100.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                   SCENARIO 1           SCENARIO 2          SCENARIO 3          SCENARIO 4         SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------------
          100.000000000               4.01                 4.01                4.01                4.01               4.01
------------------------------------------------------------------------------------------------------------------------------------
          100.062500000               4.00                 4.00                4.00                4.00               4.00
------------------------------------------------------------------------------------------------------------------------------------
          100.125000000               3.99                 3.99                3.99                3.99               3.98
------------------------------------------------------------------------------------------------------------------------------------
          100.187500000               3.98                 3.98                3.98                3.98               3.97
------------------------------------------------------------------------------------------------------------------------------------
          100.250000000               3.97                 3.97                3.97                3.96               3.96
------------------------------------------------------------------------------------------------------------------------------------
          100.312500000               3.96                 3.96                3.95                3.95               3.95
------------------------------------------------------------------------------------------------------------------------------------
          100.375000000               3.95                 3.94                3.94                3.94               3.94
------------------------------------------------------------------------------------------------------------------------------------
          100.437500000               3.93                 3.93                3.93                3.93               3.93
------------------------------------------------------------------------------------------------------------------------------------
          100.500000000               3.92                 3.92                3.92                3.92               3.92
------------------------------------------------------------------------------------------------------------------------------------
          100.562500000               3.91                 3.91                3.91                3.91               3.91
------------------------------------------------------------------------------------------------------------------------------------
          100.625000000               3.90                 3.90                3.90                3.90               3.90
------------------------------------------------------------------------------------------------------------------------------------
          100.687500000               3.89                 3.89                3.89                3.89               3.89
------------------------------------------------------------------------------------------------------------------------------------
          100.750000000               3.88                 3.88                3.88                3.88               3.88
------------------------------------------------------------------------------------------------------------------------------------
          100.812500000               3.87                 3.87                3.87                3.87               3.87
------------------------------------------------------------------------------------------------------------------------------------
          100.875000000               3.86                 3.86                3.86                3.86               3.86
------------------------------------------------------------------------------------------------------------------------------------
          100.937500000               3.85                 3.85                3.85                3.85               3.85
------------------------------------------------------------------------------------------------------------------------------------
          101.000000000               3.84                 3.84                3.84                3.84               3.84
------------------------------------------------------------------------------------------------------------------------------------
  WAL (YRS)                           7.09                 7.05                7.02                6.98               6.79
------------------------------------------------------------------------------------------------------------------------------------
  MOD DUR                             6.06                 6.04                6.01                5.99               5.85
------------------------------------------------------------------------------------------------------------------------------------
  FIRSTPRINPAY                     01/10/2011           01/10/2011          01/10/2011          01/10/2011         11/10/2010
------------------------------------------------------------------------------------------------------------------------------------
  MATURITY                         03/10/2013           11/10/2012          08/10/2012          06/10/2012         05/10/2012
------------------------------------------------------------------------------------------------------------------------------------
  PRIN WINDOW (MONTHS)                 27                   23                  20                  18                 19
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
           ASSUMPTIONS                                                                                      TREASURY CURVE AS OF
------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                 TERM (YRS)         YIELD (BEY%)
Initial Balance is as of April 2004                                                                 1/12              1.526
Prepay Rates are a Constant % of CPR                                                                 1/4              1.526
100% of All Prepayment Premiums are assumed to be collected                                          1/2              1.526
Prepayment Premiums are allocated to one or more classes                                              2               1.526
of the offered certificates as described under "Description of the Certificates-Distributions-        3               1.933
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                   5               2.738
No Extensions on any Mortgage Loan                                                                   10               3.775
No Delinquencies on any Mortgage Loan                                                                30               4.708
No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC

                                  PRICE/YIELD TABLE - CLASS A-5

------------------------------------------------------------------------------------------------------------------------------------
Security ID:                  BACM SERIES 2004-2                                         Initial Balance:                254,120,181
Settlement Date:                   04/14/04                                              Initial Pass-Through Rate:           4.415%
Accrual Start Date:                04/01/04
First Pay Date:                    05/10/04
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT (CPR)                  SCENARIO 1           SCENARIO 2          SCENARIO 3          SCENARIO 4          SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------------
During YM                            0.00%               0.00%                0.00%               0.00%               0.00%
------------------------------------------------------------------------------------------------------------------------------------
During Open                          0.00%               25.00%              50.00%              75.00%              100.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  SCENARIO 1           SCENARIO 2          SCENARIO 3          SCENARIO 4          SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------------
          100.000000000              4.44                 4.44                4.44                4.44                4.44
------------------------------------------------------------------------------------------------------------------------------------
          100.062500000              4.43                 4.43                4.43                4.43                4.43
------------------------------------------------------------------------------------------------------------------------------------
          100.125000000              4.43                 4.43                4.43                4.43                4.42
------------------------------------------------------------------------------------------------------------------------------------
          100.187500000              4.42                 4.42                4.42                4.42                4.42
------------------------------------------------------------------------------------------------------------------------------------
          100.250000000              4.41                 4.41                4.41                4.41                4.41
------------------------------------------------------------------------------------------------------------------------------------
          100.312500000              4.40                 4.40                4.40                4.40                4.40
------------------------------------------------------------------------------------------------------------------------------------
          100.375000000              4.39                 4.39                4.39                4.39                4.39
------------------------------------------------------------------------------------------------------------------------------------
          100.437500000              4.38                 4.38                4.38                4.38                4.38
------------------------------------------------------------------------------------------------------------------------------------
          100.500000000              4.38                 4.38                4.38                4.38                4.38
------------------------------------------------------------------------------------------------------------------------------------
          100.562500000              4.37                 4.37                4.37                4.37                4.37
------------------------------------------------------------------------------------------------------------------------------------
          100.625000000              4.36                 4.36                4.36                4.36                4.36
------------------------------------------------------------------------------------------------------------------------------------
          100.687500000              4.35                 4.35                4.35                4.35                4.35
------------------------------------------------------------------------------------------------------------------------------------
          100.750000000              4.34                 4.34                4.34                4.34                4.34
------------------------------------------------------------------------------------------------------------------------------------
          100.812500000              4.34                 4.34                4.34                4.34                4.33
------------------------------------------------------------------------------------------------------------------------------------
          100.875000000              4.33                 4.33                4.33                4.33                4.33
------------------------------------------------------------------------------------------------------------------------------------
          100.937500000              4.32                 4.32                4.32                4.32                4.32
------------------------------------------------------------------------------------------------------------------------------------
          101.000000000              4.31                 4.31                4.31                4.31                4.31
------------------------------------------------------------------------------------------------------------------------------------
  WAL (YRS)                          9.64                 9.62                9.59                9.57                9.41
------------------------------------------------------------------------------------------------------------------------------------
  MOD DUR                            7.70                 7.69                7.67                7.66                7.56
------------------------------------------------------------------------------------------------------------------------------------
  FIRSTPRINPAY                    03/10/2013           11/10/2012          08/10/2012          06/10/2012          05/10/2012
------------------------------------------------------------------------------------------------------------------------------------
  MATURITY                        02/10/2014           02/10/2014          02/10/2014          02/10/2014          12/10/2013
------------------------------------------------------------------------------------------------------------------------------------
  PRIN WINDOW (MONTHS)                12                   16                  19                  21                  20
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
           ASSUMPTIONS                                                                                      TREASURY CURVE AS OF
------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                               TERM (YRS)          YIELD (BEY%)
Initial Balance is as of April 2004                                                               1/12               1.526
Prepay Rates are a Constant % of CPR                                                               1/4               1.526
100% of All Prepayment Premiums are assumed to be collected                                        1/2               1.526
Prepayment Premiums are allocated to one or more classes                                            2                1.526
of the offered certificates as described under "Description of the Certificates-Distributions-      3                1.933
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                 5                2.738
No Extensions on any Mortgage Loan                                                                 10                3.775
No Delinquencies on any Mortgage Loan                                                              30                4.708
No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC

                           PRICE/YIELD TABLE - CLASS B

------------------------------------------------------------------------------------------------------------------------------------
Security ID:                  BACM SERIES 2004-2                                          Initial Balance:                27,045,564
Settlement Date:                   04/14/04                                               Initial Pass-Through Rate:          4.509%
Accrual Start Date:                04/01/04
First Pay Date:                    05/10/04
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT (CPR)                  SCENARIO 1           SCENARIO 2          SCENARIO 3           SCENARIO 4          SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------------
During YM                            0.00%               0.00%                0.00%                0.00%               0.00%
------------------------------------------------------------------------------------------------------------------------------------
During Open                          0.00%               25.00%              50.00%               75.00%              100.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  SCENARIO 1           SCENARIO 2          SCENARIO 3           SCENARIO 4          SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------------
          100.000000000              4.54                 4.54                4.54                 4.54                4.54
------------------------------------------------------------------------------------------------------------------------------------
          100.062500000              4.53                 4.53                4.53                 4.53                4.53
------------------------------------------------------------------------------------------------------------------------------------
          100.125000000              4.52                 4.52                4.52                 4.52                4.52
------------------------------------------------------------------------------------------------------------------------------------
          100.187500000              4.51                 4.51                4.51                 4.51                4.51
------------------------------------------------------------------------------------------------------------------------------------
          100.250000000              4.51                 4.51                4.51                 4.51                4.50
------------------------------------------------------------------------------------------------------------------------------------
          100.312500000              4.50                 4.50                4.50                 4.50                4.50
------------------------------------------------------------------------------------------------------------------------------------
          100.375000000              4.49                 4.49                4.49                 4.49                4.49
------------------------------------------------------------------------------------------------------------------------------------
          100.437500000              4.48                 4.48                4.48                 4.48                4.48
------------------------------------------------------------------------------------------------------------------------------------
          100.500000000              4.47                 4.47                4.47                 4.47                4.47
------------------------------------------------------------------------------------------------------------------------------------
          100.562500000              4.47                 4.47                4.47                 4.47                4.46
------------------------------------------------------------------------------------------------------------------------------------
          100.625000000              4.46                 4.46                4.46                 4.46                4.46
------------------------------------------------------------------------------------------------------------------------------------
          100.687500000              4.45                 4.45                4.45                 4.45                4.45
------------------------------------------------------------------------------------------------------------------------------------
          100.750000000              4.44                 4.44                4.44                 4.44                4.44
------------------------------------------------------------------------------------------------------------------------------------
          100.812500000              4.43                 4.43                4.43                 4.43                4.43
------------------------------------------------------------------------------------------------------------------------------------
          100.875000000              4.43                 4.43                4.43                 4.43                4.42
------------------------------------------------------------------------------------------------------------------------------------
          100.937500000              4.42                 4.42                4.42                 4.42                4.42
------------------------------------------------------------------------------------------------------------------------------------
          101.000000000              4.41                 4.41                4.41                 4.41                4.41
------------------------------------------------------------------------------------------------------------------------------------
  WAL (YRS)                          9.83                 9.82                9.82                 9.82                9.73
------------------------------------------------------------------------------------------------------------------------------------
  MOD DUR                            7.79                 7.78                7.78                 7.78                7.73
------------------------------------------------------------------------------------------------------------------------------------
  FIRSTPRINPAY                    02/10/2014           02/10/2014          02/10/2014           02/10/2014          12/10/2013
------------------------------------------------------------------------------------------------------------------------------------
  MATURITY                        03/10/2014           02/10/2014          02/10/2014           02/10/2014          01/10/2014
------------------------------------------------------------------------------------------------------------------------------------
  PRIN WINDOW (MONTHS)                 2                   1                    1                    1                   2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
           ASSUMPTIONS                                                                                      TREASURY CURVE AS OF
------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                 TERM (YRS)         YIELD (BEY%)
Initial Balance is as of April 2004                                                                 1/12                1.526
Prepay Rates are a Constant % of CPR                                                                 1/4                1.526
100% of All Prepayment Premiums are assumed to be collected                                          1/2                1.526
Prepayment Premiums are allocated to one or more classes                                              2                 1.526
of the offered certificates as described under "Description of the Certificates-Distributions-        3                 1.933
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                   5                 2.738
No Extensions on any Mortgage Loan                                                                   10                 3.775
No Delinquencies on any Mortgage Loan                                                                30                 4.708
No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC

                           PRICE/YIELD TABLE - CLASS C

------------------------------------------------------------------------------------------------------------------------------------
Security ID:                   BACM SERIES 2004-2                                          Initial Balance:               12,811,056
Settlement Date:                    04/14/04                                               Initial Pass-Through Rate:         4.549%
Accrual Start Date:                 04/01/04
First Pay Date:                     05/10/04
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT (CPR)                   SCENARIO 1           SCENARIO 2          SCENARIO 3           SCENARIO 4          SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------------
During YM                             0.00%               0.00%                0.00%                0.00%               0.00%
------------------------------------------------------------------------------------------------------------------------------------
During Open                           0.00%               25.00%              50.00%               75.00%              100.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                   SCENARIO 1           SCENARIO 2          SCENARIO 3           SCENARIO 4          SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------------
          100.000000000               4.58                 4.58                4.58                 4.58                4.58
------------------------------------------------------------------------------------------------------------------------------------
          100.062500000               4.57                 4.57                4.57                 4.57                4.57
------------------------------------------------------------------------------------------------------------------------------------
          100.125000000               4.56                 4.56                4.56                 4.56                4.56
------------------------------------------------------------------------------------------------------------------------------------
          100.187500000               4.55                 4.55                4.55                 4.55                4.55
------------------------------------------------------------------------------------------------------------------------------------
          100.250000000               4.55                 4.55                4.55                 4.55                4.55
------------------------------------------------------------------------------------------------------------------------------------
          100.312500000               4.54                 4.54                4.54                 4.54                4.54
------------------------------------------------------------------------------------------------------------------------------------
          100.375000000               4.53                 4.53                4.53                 4.53                4.53
------------------------------------------------------------------------------------------------------------------------------------
          100.437500000               4.52                 4.52                4.52                 4.52                4.52
------------------------------------------------------------------------------------------------------------------------------------
          100.500000000               4.51                 4.51                4.51                 4.51                4.51
------------------------------------------------------------------------------------------------------------------------------------
          100.562500000               4.51                 4.51                4.51                 4.51                4.50
------------------------------------------------------------------------------------------------------------------------------------
          100.625000000               4.50                 4.50                4.50                 4.50                4.50
------------------------------------------------------------------------------------------------------------------------------------
          100.687500000               4.49                 4.49                4.49                 4.49                4.49
------------------------------------------------------------------------------------------------------------------------------------
          100.750000000               4.48                 4.48                4.48                 4.48                4.48
------------------------------------------------------------------------------------------------------------------------------------
          100.812500000               4.47                 4.47                4.47                 4.47                4.47
------------------------------------------------------------------------------------------------------------------------------------
          100.875000000               4.47                 4.47                4.47                 4.47                4.46
------------------------------------------------------------------------------------------------------------------------------------
          100.937500000               4.46                 4.46                4.46                 4.46                4.46
------------------------------------------------------------------------------------------------------------------------------------
          101.000000000               4.45                 4.45                4.45                 4.45                4.45
------------------------------------------------------------------------------------------------------------------------------------
  WAL (YRS)                           9.91                 9.90                9.87                 9.84                9.74
------------------------------------------------------------------------------------------------------------------------------------
  MOD DUR                             7.82                 7.81                7.80                 7.78                7.71
------------------------------------------------------------------------------------------------------------------------------------
  FIRSTPRINPAY                     03/10/2014           02/10/2014          02/10/2014           02/10/2014          01/10/2014
------------------------------------------------------------------------------------------------------------------------------------
  MATURITY                         03/10/2014           03/10/2014          03/10/2014           03/10/2014          01/10/2014
------------------------------------------------------------------------------------------------------------------------------------
  PRIN WINDOW (MONTHS)                  1                   2                    2                    2                   1
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
           ASSUMPTIONS                                                                         TREASURY CURVE AS OF
------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                 TERM (YRS)          YIELD (BEY%)
Initial Balance is as of April 2004                                                                  1/12              1.526
Prepay Rates are a Constant % of CPR                                                                  1/4              1.526
100% of All Prepayment Premiums are assumed to be collected                                           1/2              1.526
Prepayment Premiums are allocated to one or more classes                                               2               1.526
of the offered certificates as described under "Description of the Certificates-Distributions-         3               1.933
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                    5               2.738
No Extensions on any Mortgage Loan                                                                    10               3.775
No Delinquencies on any Mortgage Loan                                                                 30               4.708
No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                           PRICE/YIELD TABLE - CLASS D

------------------------------------------------------------------------------------------------------------------------------------
Security ID:                   BACM SERIES 2004-2                                          Initial Balance:               24,198,662
Settlement Date:                    04/14/04                                               Initial Pass-Through Rate:         4.599%
Accrual Start Date:                 04/01/04
First Pay Date:                     05/10/04
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT (CPR)                   SCENARIO 1           SCENARIO 2           SCENARIO 3          SCENARIO 4          SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------------
During YM                             0.00%               0.00%                 0.00%               0.00%               0.00%
------------------------------------------------------------------------------------------------------------------------------------
During Open                           0.00%               25.00%               50.00%              75.00%              100.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                   SCENARIO 1           SCENARIO 2           SCENARIO 3          SCENARIO 4          SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------------
          100.000000000               4.63                 4.63                 4.63                4.63                4.63
------------------------------------------------------------------------------------------------------------------------------------
          100.062500000               4.62                 4.62                 4.62                4.62                4.62
------------------------------------------------------------------------------------------------------------------------------------
          100.125000000               4.61                 4.61                 4.61                4.61                4.61
------------------------------------------------------------------------------------------------------------------------------------
          100.187500000               4.60                 4.60                 4.60                4.60                4.60
------------------------------------------------------------------------------------------------------------------------------------
          100.250000000               4.60                 4.60                 4.60                4.60                4.60
------------------------------------------------------------------------------------------------------------------------------------
          100.312500000               4.59                 4.59                 4.59                4.59                4.59
------------------------------------------------------------------------------------------------------------------------------------
          100.375000000               4.58                 4.58                 4.58                4.58                4.58
------------------------------------------------------------------------------------------------------------------------------------
          100.437500000               4.57                 4.57                 4.57                4.57                4.57
------------------------------------------------------------------------------------------------------------------------------------
          100.500000000               4.56                 4.56                 4.56                4.56                4.56
------------------------------------------------------------------------------------------------------------------------------------
          100.562500000               4.56                 4.56                 4.56                4.56                4.56
------------------------------------------------------------------------------------------------------------------------------------
          100.625000000               4.55                 4.55                 4.55                4.55                4.55
------------------------------------------------------------------------------------------------------------------------------------
          100.687500000               4.54                 4.54                 4.54                4.54                4.54
------------------------------------------------------------------------------------------------------------------------------------
          100.750000000               4.53                 4.53                 4.53                4.53                4.53
------------------------------------------------------------------------------------------------------------------------------------
          100.812500000               4.52                 4.52                 4.52                4.52                4.52
------------------------------------------------------------------------------------------------------------------------------------
          100.875000000               4.52                 4.52                 4.52                4.52                4.52
------------------------------------------------------------------------------------------------------------------------------------
          100.937500000               4.51                 4.51                 4.51                4.51                4.51
------------------------------------------------------------------------------------------------------------------------------------
          101.000000000               4.50                 4.50                 4.50                4.50                4.50
------------------------------------------------------------------------------------------------------------------------------------
  WAL (YRS)                           9.91                 9.91                 9.91                9.91                9.74
------------------------------------------------------------------------------------------------------------------------------------
  MOD DUR                             7.80                 7.80                 7.80                7.80                7.70
------------------------------------------------------------------------------------------------------------------------------------
  FIRSTPRINPAY                     03/10/2014           03/10/2014           03/10/2014          03/10/2014          01/10/2014
------------------------------------------------------------------------------------------------------------------------------------
  MATURITY                         03/10/2014           03/10/2014           03/10/2014          03/10/2014          01/10/2014
------------------------------------------------------------------------------------------------------------------------------------
  PRIN WINDOW (MONTHS)                  1                   1                     1                   1                   1
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
           ASSUMPTIONS                                                                                      TREASURY CURVE AS OF
------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                 TERM (YRS)         YIELD (BEY%)
Initial Balance is as of April 2004                                                                 1/12                1.526
Prepay Rates are a Constant % of CPR                                                                 1/4                1.526
100% of All Prepayment Premiums are assumed to be collected                                          1/2                1.526
Prepayment Premiums are allocated to one or more classes                                              2                 1.526
of the offered certificates as described under "Description of the Certificates-Distributions-        3                 1.933
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                   5                 2.738
No Extensions on any Mortgage Loan                                                                   10                 3.775
No Delinquencies on any Mortgage Loan                                                                30                 4.708
No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC

                           PRICE/YIELD TABLE - CLASS E

------------------------------------------------------------------------------------------------------------------------------------
Security ID:                  BACM SERIES 2004-2                                         Initial Balance:                 11,387,606
Settlement Date:                   04/14/04                                              Initial Pass-Through Rate:           4.678%
Accrual Start Date:                04/01/04
First Pay Date:                    05/10/04
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT (CPR)                  SCENARIO 1           SCENARIO 2          SCENARIO 3          SCENARIO 4          SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------------
During YM                            0.00%               0.00%                0.00%               0.00%               0.00%
------------------------------------------------------------------------------------------------------------------------------------
During Open                          0.00%               25.00%              50.00%              75.00%              100.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  SCENARIO 1           SCENARIO 2          SCENARIO 3          SCENARIO 4          SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------------
          100.000000000              4.71                 4.71                4.71                4.71                4.71
------------------------------------------------------------------------------------------------------------------------------------
          100.062500000              4.70                 4.70                4.70                4.70                4.70
------------------------------------------------------------------------------------------------------------------------------------
          100.125000000              4.69                 4.69                4.69                4.69                4.69
------------------------------------------------------------------------------------------------------------------------------------
          100.187500000              4.68                 4.68                4.68                4.68                4.68
------------------------------------------------------------------------------------------------------------------------------------
          100.250000000              4.68                 4.68                4.68                4.68                4.68
------------------------------------------------------------------------------------------------------------------------------------
          100.312500000              4.67                 4.67                4.67                4.67                4.67
------------------------------------------------------------------------------------------------------------------------------------
          100.375000000              4.66                 4.66                4.66                4.66                4.66
------------------------------------------------------------------------------------------------------------------------------------
          100.437500000              4.65                 4.65                4.65                4.65                4.65
------------------------------------------------------------------------------------------------------------------------------------
          100.500000000              4.64                 4.64                4.64                4.64                4.64
------------------------------------------------------------------------------------------------------------------------------------
          100.562500000              4.64                 4.64                4.64                4.64                4.64
------------------------------------------------------------------------------------------------------------------------------------
          100.625000000              4.63                 4.63                4.63                4.63                4.63
------------------------------------------------------------------------------------------------------------------------------------
          100.687500000              4.62                 4.62                4.62                4.62                4.62
------------------------------------------------------------------------------------------------------------------------------------
          100.750000000              4.61                 4.61                4.61                4.61                4.61
------------------------------------------------------------------------------------------------------------------------------------
          100.812500000              4.60                 4.60                4.60                4.60                4.60
------------------------------------------------------------------------------------------------------------------------------------
          100.875000000              4.60                 4.60                4.60                4.60                4.60
------------------------------------------------------------------------------------------------------------------------------------
          100.937500000              4.59                 4.59                4.59                4.59                4.59
------------------------------------------------------------------------------------------------------------------------------------
          101.000000000              4.58                 4.58                4.58                4.58                4.58
------------------------------------------------------------------------------------------------------------------------------------
  WAL (YRS)                          9.91                 9.91                9.91                9.91                9.81
------------------------------------------------------------------------------------------------------------------------------------
  MOD DUR                            7.77                 7.77                7.77                7.77                7.71
------------------------------------------------------------------------------------------------------------------------------------
  FIRSTPRINPAY                    03/10/2014           03/10/2014          03/10/2014          03/10/2014          01/10/2014
------------------------------------------------------------------------------------------------------------------------------------
  MATURITY                        03/10/2014           03/10/2014          03/10/2014          03/10/2014          02/10/2014
------------------------------------------------------------------------------------------------------------------------------------
  PRIN WINDOW (MONTHS)                 1                   1                    1                   1                   2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
           ASSUMPTIONS                                                                              TREASURY CURVE AS OF
------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                TERM (YRS)          YIELD (BEY%)
Initial Balance is as of April 2004                                                                1/12                1.526
Prepay Rates are a Constant % of CPR                                                                1/4                1.526
100% of All Prepayment Premiums are assumed to be collected                                         1/2                1.526
Prepayment Premiums are allocated to one or more classes                                             2                 1.526
of the offered certificates as described under "Description of the Certificates-Distributions-       3                 1.933
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                  5                 2.738
No Extensions on any Mortgage Loan                                                                  10                 3.775
No Delinquencies on any Mortgage Loan                                                               30                 4.708
No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.